FORM N-CSR SECTION 906 CERTIFICATIONS

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31,2003 of Gartmore Variable Insurance Trust (the "Registrant").

     I, Paul J. Hondros, the principal executive officer of the Registrant, certify that, to the best of my knowledge,:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date    3/10/04

/s/     PAUL  J.  HONDROS
        Paul  J.  Hondros
        Principal  Executive  Officer
        Gartmore  Variable  Insurance  Trust

FORM N-CSR SECTION 906 CERTIFICATIONS

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure statement.

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.



     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended December 31,2003 of Gartmore Variable Insurance Trust (the "Registrant").

     I, Gerald J. Holland, the principal financial officer of the Registrant, certify that, to the best of my knowledge,:

     1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

     2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date    3/10/04

/s/     GERALD  J.  HOLLAND
        Gerald  J.  Holland
        Principal  Financial  Officer
        Gartmore  Variable  Insurance  Trust


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure statement.

     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon